SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DWS ALLOCATION SERIES	DWS MUNICIPAL TRUST
DWS FUNDS TRUST	DWS MUTUAL FUNDS, INC.
DWS GLOBAL/INTERNATIONAL FUND, INC.	DWS PORTFOLIO TRUST
DWS INCOME TRUST	DWS SECURITIES TRUST
DWS INTERNATIONAL FUND, INC.	DWS STATE TAX FREE TRUST
DWS INVESTMENT TRUST	DWS TAX FREE TRUST

DWS VALUE EQUITY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DWS Funds

Important Proxy

News

SPECIAL MEETING OF SHAREHOLDERS

On May 5, 2006

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the DWS Funds. This meeting is scheduled for May 5, 2006 at 4:00 p.m. Eastern Time at the offices of Deutsche Asset Management, 345 Park Avenue, 27th floor, New York, NY, 10154. Our records indicate that we have not yet received your voting instructions.

After careful review, your Fund’s Board of Trustees/Directors has approved the proposals as detailed in the proxy statement and recommends that you vote “For” the proposals. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions before 4:00 p.m. on May 5, 2006.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-863-3900. Representatives are available to take your vote Monday through Friday between the hours of 9:00a.m. and 11:00p.m. and Saturday from 12:00p.m. to 6:00p.m. Eastern Time. Please have your proxy card available.

2. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.

3. By Touch-tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

Please take a moment and vote today.

REGEYE95

DWS Funds

Important Proxy

News

SPECIAL MEETING OF SHAREHOLDERS

On May 5, 2006

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the DWS Funds. This meeting is scheduled for May 5, 2006 at 4:00 p.m. Eastern Time at the offices of Deutsche Asset Management, 345 Park Avenue, 27th floor, New York, NY, 10154. Our records indicate that we have not yet received your voting instructions.

After careful review, your Fund’s Board of Trustees/Directors has approved the proposals as detailed in the proxy statement and recommends that you vote “For” the proposals. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions before 4:00 p.m. on May 5, 2006.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-863-3900. Representatives are available to take your vote Monday through Friday between the hours of 9:00a.m. and 11:00p.m. and Saturday from 12:00p.m. to 6:00p.m. Eastern Time. Please have your proxy card available.

2. By Internet.

Visit www.proxyweb.com and follow the simple on-screen instructions.

3. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

Please take a moment to vote today.

EYE95BEN-N0B0

DWS Funds

Important Proxy

News

SPECIAL MEETING OF SHAREHOLDERS

On May 5, 2006

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders for the DWS Funds. This meeting is scheduled for May 5, 2006 at 4:00 p.m. Eastern Time at the offices of Deutsche Asset Management, 345 Park Avenue, 27th floor, New York, NY, 10154. Our records indicate that we have not yet received your voting instructions.

After careful review, your Fund’s Board of Trustees/Directors has approved the proposals as detailed in the proxy statement and recommends that you vote “For” the proposals. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions before 4:00 p.m. on May 5, 2006.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.

2. By Touch-tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

Please take a moment and vote today.

EYE95 BEN-0B0